Earnings Presentation | Q1 2020

Safe Harbor Statement Certain statements in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as “outlook,” “guidance,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding expected revenues, gross margin, and Adjusted EBITDA and our expectations regarding the impact of the COVID-19 pandemic on our business, operating results, and financial position, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including but not limited to: (1) the impact on our sales and operations of public health crises in China, the United States or internationally, including the current COVID-19 pandemic, (2) our ability to generate sufficient revenues to achieve or maintain profitability in the future, (3) fluctuations in our quarterly results of operations and other operating measures, (4) downturns in the markets we serve could materially adversely affect our revenues and profitability, (5) our high levels of fixed costs and inventory levels may harm our gross profits and results of operations in the event that demand for our products declines or we maintain excess inventory levels, (6) the competitiveness of the markets for our products, (7) our substantial sales and operations in China, which expose us to risks inherent in doing business there, (8) the effect of current and potential tariffs and global trade policies on the cost of our products, (9) our manufacturing capacity and operations may not be appropriate for future levels of demand, (10) our reliance on a small number of customers for a significant portion of our revenues, and (11) the risk that we may be unable to protect our proprietary technology and intellectual property rights. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission (the “SEC”), including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of nLIGHT's Annual Report on Form 10-K or subsequent filings with the SEC. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law. This presentation includes certain non-GAAP financial measures as defined by the SEC rules, including Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share (diluted). These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measure to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix. This presentation may also contain estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products, solutions and services of nLIGHT, Inc. 2

Q1 20 Business Highlights • Solid execution in a challenging quarter • Financial results ahead of expectations outlined in mid-February • Record quarter of aerospace and defense sales • Commercial market demand remained resilient • Growing portion of overall sales from North America and Rest of World • Strong balance sheet with continued investment focus on R&D and new products 3

Revenue | By End Market Quarterly Revenue $ Millions $60 $52 $51 Revenue by Market $50 $48 Q120 vs. Q119 Change $46 $44 $43 $42 $42 $43 41% $40 $37 $37 49% $35 38% 44% Industrial 37% 43% -12% 45% 43% 43% $29 $30 $30 42% 44% $25 $26 40% 38% $22 38% Microfabrication 33% 24% 35% 39% -28% $20 41% 28% 38% 30% 26% 38% 35% 37% 45% 40% 44% 46% 50% 42% $10 51% 46% 39% Aerospace/Defense 26% 30% 20% 21% 22% 19% +83% 18% 13% 19% 19% 17% 20% 18% 14% 14% 16% $0 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 - Percentages may not total to 100 due to rounding 4

Power | Sales Shifting to Higher Power Fiber Lasers Fiber Laser Revenue by Power - Quarterly Percent of total fiber laser sales 100% 12% Low Power 17% 14% 90% 22% 19% 20% < 2kW 27% 34% 32% 80% 43% 51% 49% 70% 60% 59% 61% 58% 64% 39% 39% Medium Power 2kW – 5kW 60% 48% 39% 51% 57% 50% 43% 44% 40% 49% 43% 30% 39% 45% 47% 49% High Power 20% 40% 41% 40% 40% >6kW 36% 39% 35% 30% 24% 27% 24% 10% 17% 13% 14% 2% 4% 0% Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 - Percentages may not total to 100 due to rounding 5

Revenue | By Geography Quarterly Revenue $ Millions $60 $52 $51 $50 $48 $46 $44 $43 $42 $42 $43 33% 46% $40 $37 $37 32% 38% $35 28% 36% 33% 40% 35% China $30 $29 38% $30 40% $25 $26 43% $22 40% 40% 40% $20 29% 41% 67% 68% 72% 67% 62% 64% 54% 60% 65% ROW 60% 62% $10 57% 60% 60% 71% 59% 60% $0 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 - Percentages may not total to 100 due to rounding 6

Well Positioned for Future Growth Market Growing market driven by improvement in laser technology Vertically integrated with leading technology focused on rest of Strategy world industrial and aerospace and defense markets Financials Track record of growth and strong operating leverage 7

Financial Update

Q1 20 Financial Highlights • Q1 2020 Revenues of $43.2 million – Products revenues of $36.9 million – Development revenues of $6.3 million • Includes revenues from Nutronics of $4.4 million • Q1 2020 Gross Margin of 22.0% – Products gross margin of 24.5% – Development gross margin of 7.5% • Q1 2020 Adjusted EBITDA* of $237,000 • Operating Cash Flow of negative $(1.1) million • Q1 2020 ending net cash balance of $101 million * See Appendix for reconciliation to most directly comparable GAAP measure 9

Gross Margin

Revenue and Gross Margin - Quarterly

$ Millions; % of Revenue



Revenue
GM%
$60
$50
$40
$30
$20
$10
$0
50%
45%
40%
35%
30%
25%
20%
15%
10%
14.6%
23.9%
21.8%
29.3%
30.0%
30.8%
33.8%
32.8%
34.7%
34.2%
35.4%
35.8%
32.3%
33.0%
29.6%
23.3%
22.0%
Q116
Q216
Q316
Q416
Q117
Q217
Q317
Q417
Q118
Q218
Q318
Q418
Q119
Q219
Q319
Q419
Q120

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Operating Expense Operating Expense Trend Excluding Stock-based Compensation Expense* $ Millions $16 15.0 $14 13.0 12.9 12.5 12.9 12.8 $12 11.4 11.2 10.4 7.8 $10 6.1 6.7 7.0 7.2 6.9 SG&A $8 6.7 6.3 6.1 $6 R&D $4 7.2 6.8 5.8 5.9 5.8 6.0 5.0 $2 4.3 4.7 $0 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 * See Appendix for additional stock-based compensation information 11

Profitability Summary Financial Summary $ Millions, except per share data Q1 2020 Q1 2019 Q4 2019 Net Income (7.5) (1.2) (10.7) Non-GAAP Net Income* (3.0) 0.7 (2.1) EPS (diluted) (0.20) (0.03) (0.29) Non-GAAP EPS (diluted)* (0.08) 0.02 (0.06) Adjusted EBITDA (non-GAAP)* 0.2 3.1 (1.4) Cash Flow from Operations (1.1) (4.9) (2.3) Capital Expenditure (2.6) (2.3) (3.5) * See Appendix for reconciliation to most directly comparable GAAP measure 12

Strong Balance Sheet and Working Capital Management Cash and Debt Position ($M) Accounts Receivable ($M) and Inventory ($M) and Days Sales Outstanding (DSO) Days of Inventory (DOI) $200 $50 70 $60 140 128 126 128 61 61 121 $175 $168 $45 59 116 57 60 $49 120 56 $50 109 $149 $40 105 $46 $46 $150 $142 $143 $139 98 $42 47 $41 100 $130 $35 50 93 $40 $30 $31 $36 $125 $117 $116 $29 $35 $35 $35 $30 38 $27 $27 $27 40 80 35 $100 $25 33 $30 $22 $21 30 60 $75 $20 $18 $20 $15 20 $50 40 $29 $10 10 $10 $25 $17 $17 $16 $15 20 $5 $0 $0 $0 $0 $0 $0 $0 0 $0 0 Q118 Q318 Q119 Q319 Q120 Q118 Q318 Q119 Q319 Q120 Q118 Q318 Q119 Q319 Q120 Cash Debt Accounts Receivable DSO Inventory DOI 13

Outlook • Q2 2020 Revenues of $45 million to $51 million; midpoint of $48 million – Laser Products: approximately $41.5 million at midpoint – Advanced Development: approximately $6.5 million at midpoint • Q2 2020 Gross Margin of 21.0% to 25.0% – Laser Products: 24.0% to 28.0% – Advanced Development: approximately 7.0% • Q2 2020 Operating Expense of approximately $18 million – Includes approximately $5 million of stock-based compensation • Q2 2020 Adjusted EBITDA* of breakeven to a profit of $3 million • For 2020, Nutronics is expected to contribute $25 million to $40 million of revenues * We have not reconciled our outlook for Adjusted EBITDA because unrealized and realized foreign exchange gains and losses cannot be reasonably calculated or predicted nor can the probable significance be determined at this time. Accordingly, a reconciliation is not available without unreasonable effort. 14

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Appendix

Key Revenue Metrics (unaudited, USD in thousands) FY 2016 Q117 Q217 Q317 Q417 FY 2017 Q118 Q218 Q318 Q418 FY 2018 Q119 Q219 Q319 Q419 FY 2019 Q120 Revenues by end market Industrial 34,674 11,268 13,828 15,208 16,318 56,622 19,146 25,251 20,890 17,476 82,762 18,124 20,920 18,977 18,647 76,669 15,990 Microfabrication 47,611 13,214 16,100 16,404 15,168 60,886 15,619 19,497 19,922 19,071 74,109 14,533 18,094 13,280 11,246 57,152 10,419 Aerospace and defense 19,040 5,406 4,735 4,935 5,997 21,072 7,703 6,957 10,213 9,615 34,488 9,204 9,034 11,556 13,003 42,798 16,806 Total revenues 101,325 29,887 34,664 36,546 37,483 138,580 42,467 51,705 51,025 46,162 191,359 41,861 48,048 43,814 42,896 176,619 43,215 Industrial as % of total 34% 38% 40% 42% 44% 41% 45% 49% 41% 38% 43% 43% 44% 43% 43% 43% 37% Microfabrication as % of total 47% 44% 46% 45% 40% 44% 37% 38% 39% 41% 39% 35% 38% 30% 26% 32% 24% Aerospace and defense as % of total 19% 18% 14% 14% 16% 15% 18% 13% 20% 21% 18% 22% 19% 26% 30% 24% 39% Revenues by geography North America 36,200 9,833 10,036 11,706 14,727 46,302 16,109 16,101 20,101 18,052 70,362 15,697 17,899 16,249 17,217 67,062 21,046 China 38,309 12,007 14,905 14,558 14,065 55,535 15,212 23,923 16,683 14,720 70,538 13,725 18,444 17,519 14,883 64,573 12,042 Rest of World 26,816 8,047 9,723 10,282 8,691 36,743 11,146 11,682 14,241 13,390 50,459 12,438 11,705 10,045 10,795 44,985 10,127 Total revenues 101,325 29,887 34,664 36,546 37,483 138,580 42,467 51,705 51,025 46,162 191,359 41,861 48,048 43,814 42,896 176,619 43,215 North America as % of total 36% 33% 29% 32% 39% 33% 38% 31% 39% 39% 37% 37% 37% 37% 40% 38% 49% China as % of total 38% 40% 43% 40% 38% 40% 36% 46% 33% 32% 37% 33% 38% 40% 35% 37% 28% Rest of World as % of total 26% 27% 28% 28% 23% 27% 26% 23% 28% 29% 26% 30% 24% 23% 25% 25% 23% Fiber laser revenue by power level High-power (>= 6kW) 0% 2% 4% 13% 14% 9% 17% 24% 30% 27% 24% 24% 35% 40% 47% 37% 49% Medium-power (2kW - 5kW) 39% 40% 45% 39% 43% 42% 49% 44% 43% 51% 47% 57% 48% 39% 39% 45% 39% Low-power (< 2kW) 61% 58% 51% 49% 43% 49% 34% 32% 27% 22% 29% 19% 17% 20% 14% 17% 12% - Percentages may not total to 100 due to rounding 17

GAAP to Non-GAAP Reconciliation

(unaudited, in thousands, except per share data)

	FY 2016	Q117	Q217	Q317	Q417	FY 2017	Q118	Q218	Q318	Q418	FY 2018	Q119	Q219	Q319	Q419	FY 2019	Q120
Stock-based compensation included in following:																	
Cost of revenues		9	6	15	16	46	22	62	183	189	456	209	267	340	385	1,201	345
Research and development		14	14	18	20	66	25	200	513	555	1,293	558	711	424	1,606	3,299	1,782
Sales, general, and administrative		50	55	76	76	257	115	544	1,207	1,190	3,056	1,142	1,403	315	2,370	5,230	1,636
Total stock-based compensation	308	73	75	109	112	369	162	806	1,903	1,934	4,805	1,909	2,381	1,079	4,361	9,730	3,763
Net income (loss)	(14,202)	(1,213)	(287)	2,244	1,093	1,837	2,916	4,653	4,009	2,360	13,938	(1,235)	(155)	(778)	(10,716)	(12,884)	(7,475)
Income tax expense	1,882	1,156	1,084	1,236	1,382	4,858	1,149	848	839	764	3,600	1,753	793	837	2,736	6,119	905
Other (income) expense	753	167	630	1,043	(6)	1,834	(76)	42	537	(250)	253	(820)	907	(90)	(532)	(535)	116
Interest expense, net	2,229	502	469	76	222	1,269	219	6	(298)	(655)	(728)	(750)	(740)	(665)	(454)	(2,609)	(283)
Depreciation and amortization	8,099	1,950	1,959	1,890	2,123	7,922	1,946	2,172	2,194	1,976	8,288	2,212	2,269	2,313	2,770	9,564	3,161
Stock-based compensation	308	73	75	109	112	369	162	806	1,903	1,934	4,805	1,909	2,381	1,079	4,361	9,730	3,763
Acquisition and integration-related costs	0	0	0	0	0	0	0	0	0	0	0	0	0	0	470	470	50
Adjusted EBITDA	(931)	2,635	3,930	6,598	4,926	18,089	6,316	8,527	9,184	6,129	30,156	3,069	5,455	2,696	(1,365)	9,855	237
Net income (loss)		(1,213)	(287)	2,244	1,093	1,837	2,916	4,653	4,009	2,360	13,938	(1,235)	(155)	(778)	(10,716)	(12,884)	(7,475)
Add back																	
Stock-based compensation (1)		73	75	109	112	369	162	806	1,903	1,934	4,805	1,909	2,381	1,079	4,361	9,730	3,763
Valuation allowance on foreign deferred tax assets		0	0	0	0	0	0	0	0	0	0	0	0	0	3,423	3,423	0
Acquisition and integration-related costs		0	0	0	0	0	0	0	0	0	0	0	0	0	470	470	50
Amortization of purchased intangibles		0	0	0	0	0	0	0	0	0	0	0	0	0	328	328	656
Non-GAAP net income		(1,140)	(212)	2,353	1,205	2,206	3,078	5,459	5,912	4,294	18,743	674	2,226	301	(2,134)	1,067	(3,006)
GAAP weighted average shares outstanding		2,600	2,626	2,751	2,954	2,735	3,031	24,491	35,007	36,441	24,862	36,694	37,065	37,262	37,463	37,119	37,846
Assumed conversion of convertible preferred stock to common stock		19,837	23,044	24,642	24,642	23,095	24,642	7,940	0	0	8,056	0	0	0	0	0	0
Participating securities		0	0	0	0	0	0	0	0	0	0	0	0	444	0	319	0
Non-GAAP weighted average number of shares, basic		22,437	25,670	27,393	27,596	25,830	27,673	32,431	35,007	36,441	32,918	36,694	37,065	37,706	37,463	37,438	37,846
Dilutive effect of common stock equivalents		0	0	3,115	4,285	3,294	4,492	5,265	5,325	4,798	5,097	4,585	4,391	4,016	0	4,360	0
Non-GAAP weighted average number of shares, diluted		22,437	25,670	30,508	31,881	29,124	32,165	37,696	40,332	41,239	38,015	41,279	41,456	41,722	37,463	41,798	37,846
Non-GAAP net income per share, basic		(0.05)	(0.01)	0.09	0.04	0.09	0.11	0.17	0.17	0.12	0.57	0.02	0.06	0.01	(0.06)	0.03	(0.08)
Non-GAAP net income per share, diluted		(0.05)	(0.01)	0.08	0.04	0.08	0.10	0.14	0.15	0.10	0.49	0.02	0.05	0.01	(0.06)	0.03	(0.08)

(1) There is no income tax effect related to the stock-based compensation adjustment due to the full valuation allowance in the U.S.

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Summary COVID-19 Crisis Management Priorities 1 Protect health of our employees and support our community 2 Maintain operations and service to support our customers Implement new remote engagement processes for sales, supply chain, internal 3 management 4 Manage cash while continuing to invest in new products and technologies 19